                                                                   EXHIBIT 10.56


                                COMPS.COM, INC.

                               AMENDMENT NO. 1 TO
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

         This Amendment No. 1 (the "Amendment") to the Amended and Restated Investor Rights Agreement dated as of February 9, 1998 (the "Agreement") is made as of this 9th day of April, 1999 by and among COMPS.COM, Inc. (formerly COMPS Infosystems, Inc.), a Delaware corporation (the "Company"), each of the individuals and entities listed on Schedule A to the Agreement (the "Existing
                                   ----------
Purchasers"), and the entity listed as New Purchaser on the signature page to this Amendment (the "New Purchaser"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS
                                    --------

     A. Pursuant to that certain Loan and Security Agreement dated as of April 9, 1999 (the "Loan Agreement") between the Company and the New Purchaser, the New Purchaser has agreed to extend credit to the Company.

     B. In connection with the Loan Agreement, the Company desires to sell to the New Purchaser that certain Warrant dated as of April 9, 1999 to Purchase Stock to purchase shares of the Company's Series A Preferred Stock and that certain Warrant dated as of April 9, 1999 to Purchase Stock to purchase shares of the Company's Series B Preferred Stock (collectively, the "Warrants").

     C. The Existing Purchasers desire for the New Purchaser to extend credit to the Company pursuant to the terms of the Loan Agreement and, as a condition thereof and to induce the New Purchaser to extend such credit, the Existing Purchasers and the Company are willing to enter into this Amendment to permit the New Purchaser to become a party to the Agreement.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  ADDITIONAL PARTY TO THE AGREEMENT.
         ---------------------------------

         The New Purchaser hereby enters into and becomes a party to the Agreement as if such New Purchaser had originally executed the signature page to the Agreement and appeared on Schedule A thereto.
                              ----------

     2.  AMENDMENTS TO AGREEMENT.
         -----------------------

         The New Purchaser and the Existing Purchasers are collectively referred to as the "Purchasers" for the purposes of the Agreement.

    3.    WAIVER AND CONSENT.
          ------------------

          Each Existing Purchaser, pursuant to any rights such Existing Purchaser may have under the Agreement, hereby, on behalf of itself and the other Purchasers under the Agreement, (a) waives all rights under, and any notice required by, Article III of the Agreement relating to any rights to purchase or rights of first offer with respect to the sale of the Warrants, (b) consents to adding the New Purchaser as a party to the Agreement, and (c) consents to the registration rights hereby provided to the New Purchaser, which consent is given pursuant to Article II, Section K of the Agreement.

    4.    EFFECT OF AMENDMENT.
          -------------------

          Except as amended and set forth above, the Agreement shall continue in full force and effect.

    5.    COUNTERPARTS.
          ------------

          This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

    6.    SEVERABILITY.
          ------------

          If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    7.    ENTIRE AGREEMENT.
          ----------------

          This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

    8.    GOVERNING LAW.
          -------------

          This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     This Amendment is hereby executed as of the date first above written.


THE COMPANY:                           COMPS.COM, INC., a Delaware corporation


                                       By: /s/ Christopher A. Crane
                                           ------------------------------------
                                            Christopher A. Crane, President and
                                            Chief Executive Officer

                             Address: 9888 Carroll Centre Road, Suite 100 San Diego, CA 92126


EXISTING PURCHASERS:                   SUMMIT VENTURES III, L.P.

                                       By:  Summit Partners III, L.P.,
                                            its General Partner

                                       By:  Stamps, Woodsum & Co. III,
                                            its General Partner

                                       By: /s/ Gregory M. Avis
                                           ------------------------------------
                                            Gregory M. Avis, General Partner

                             Address:  499 Hamilton Avenue, Suite 200
                                       Palo Alto, CA 94301


                                       SUMMIT INVESTORS II, L.P.


                                       By: /s/ Gregory M. Avis
                                           ------------------------------------
                                            Gregory M. Avis, General Partner

                             Address:  499 Hamilton Avenue, Suite 200
                                       Palo Alto, CA 94301

                                           /s/ Christopher A. Crane
                                           ------------------------------------
                                            Christopher A. Crane, in his
                                            individual capacity

                             Address:  c/o COMPS.COM, Inc.
                                       9888 Carroll Centre Road, Suite 100
                                       San Diego, CA 92126


                                           /s/ Merrill Oster
                                           -----------------------------------
                                            Merrill Oster, in his individual
                                            capacity

                             Address:  c/o COMPS.COM, Inc.
                                       9888 Carroll Centre Road, Suite 100
                                       San Diego, CA 92126



NEW PURCHASER:                         SILICON VALLEY BANK



                                       By: /s/ Laurita J. Hernandez
                                           ------------------------------------
                                            Laurita J. Hernandez, Vice President

                             Address:  3003 Tasman Drive
                                       Santa Clara, CA 95054